UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange
                                   Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2004


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
       instrumentality of
        the United States                 0-17440            52-1578738
-------------------------------        ------------      -------------------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation or organization)        File Number)      Identification No.)



     1133 21st Street, N.W., Suite 600, Washington, D.C.          20036
     ---------------------------------------------------       -----------
         (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: (202)872-7700


                                    No change
          (Former name or former address, if changed since last report)


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Item 2.02.  Results of Operations and Financial Condition.

     On October 27, 2004, the Registrant issued a press release to announce the Registrant's financial results for third quarter 2004. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99    Press   release  dated  October  27, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL
                                       MORTGAGE CORPORATION



                                    By: /s/ Jerome  G. Oslick
                                       -------------------------
                                        Name: Jerome  G. Oslick
                                        Title: Vice President - General Counsel




Dated:      October 27, 2004

                                  EXHIBIT INDEX

Exhibit No.                   Description                       Page No.

99                      Press Release Dated  October 27, 2004      5